UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2019, following the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Biostage, Inc. (the “Company”), the Company filed a Certificate of Amendment (the “Charter Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State for the State of Delaware. The Charter Amendment decreased the number of authorized shares of the Company’s common stock from 120,000,000 to 60,000,000. The Charter Amendment became effective on May 24, 2019.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2019, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

(i) the election of two Class III Directors for a three-year term, such term to continue until the Company’s annual meeting of stockholders in 2022 and until such respective Director’s successor is duly elected and qualified or until his earlier resignation or removal;

(ii) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

(iii) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of the Company’s common stock to 60,000,000.

The voting results are reported below.

Proposal 1 - Election of Directors

Jason Jing Chen and Matthew Dallas were each elected as a Class III Director for a three-year term, such term to continue until the annual meeting of stockholders in 2022 and until such respective Director’s successor is duly elected and qualified or until his earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jason Jing Chen	3,172,445	13,886	1,338,976
Matthew Dallas	2,771,483	414,848	1,338,976

Proposal 2 - Ratification of the Appointment of RSM US LLP

The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
4,478,223	16,892	30,192

Proposal 3 - Amendment to Amended and Restated Certificate of Incorporation – Authorized Common Stock Increase

The amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock to 60,000,000 was approved. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
4,402,121	109,201	13,985

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
3.1	Amendment to Amended and Restated Certificate of Incorporation of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

May 28, 2019	/s/ Thomas McNaughton
(Date)	Thomas McNaughton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
3.1	Amendment to Amended and Restated Certificate of Incorporation of the Company.